UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 8, 2011 (July 4, 2011)
Commission file number: 1-2207
THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	38-0471180
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West, Atlanta, GA	30338
(Address of principal executive offices)	(Zip Code)
(678) 514-4100
(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)
Commission file number: 333-161613
WENDY’S RESTAURANTS, LLC
(Exact name of registrant as specified in its charter)

Delaware	38-0471180
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West, Atlanta, GA	30338
(Address of principal executive offices)	(Zip Code)
(678) 514-4100
(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 4, 2011, Wendy’s/Arby’s Restaurants, LLC (“Wendy’s/Arby’s Restaurants”), a wholly-owned subsidiary of Wendy’s/Arby’s Group, Inc. (“Wendy’s/Arby’s”), completed the sale of 100% of the common stock of Arby’s Restaurant Group, Inc. (“Arby’s”), a wholly-owned subsidiary of Wendy’s/Arby’s Restaurants, to ARG IH Corporation (“Buyer”), a wholly-owned subsidiary of ARG Holding Corporation (“Buyer Parent”), for $130 million in cash (subject to customary purchase price adjustments) and 18.5% of the common stock of Buyer Parent (through which Wendy’s/Arby’s Restaurants will indirectly retain an 18.5% interest in Arby’s). The sale occurred pursuant to the terms of the Purchase and Sale Agreement by and among Wendy’s/Arby’s Restaurants, Buyer Parent and Buyer dated as of June 13, 2011 (the “Purchase and Sale Agreement”).
A copy of the Purchase and Sale Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein.  The description of the Purchase and Sale Agreement set forth in this Item 2.01 is not complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement set forth in Exhibit 2.1.  The representations and warranties of the parties in the Purchase and Sale Agreement have been made solely for the benefit of the other parties to the Purchase and Sale Agreement, and were not intended to be, and should not be relied upon by the stockholders of The Wendy’s Company or any other persons or entities and should not otherwise in any way be treated as, categorical statements of fact, but rather as a way of allocating risk among the parties thereto.  Such representations and warranties have in some cases been qualified by disclosures that were made by one party to another in connection with the negotiation of the Purchase and Sale Agreement, which disclosures are not necessarily reflected in such agreement, and may apply standards of materiality in a way that is different from what may be material to investors.  Finally, such representations and warranties were made only as of the date of the Purchase and Sale Agreement or such other date or dates as may be specified in the Purchase and Sale Agreement and are subject to more recent developments.

In connection with the completion of the sale pursuant to the Purchase and Sale Agreement, Wendy’s/Arby’s Restaurants, Buyer Parent, Buyer and Roark Capital Partners II, LP entered into a closing letter dated as of July 1, 2011 (the “Closing Letter”).  A copy of the Closing Letter is attached hereto as Exhibit 2.2 and is incorporated by reference herein.

Effective as of July 5, 2011, Wendy’s/Arby’s changed its name to The Wendy’s Company and Wendy’s/Arby’s Restaurants changed its name to Wendy’s Restaurants, LLC, as previously reported in the Current Report on Form 8-K filed by The Wendy’s Company and Wendy’s Restaurants, LLC on July 5, 2011.

ITEM 7.01. REGULATION FD DISCLOSURE.

A reconciliation of pro forma earnings before interest, taxes, depreciation and amortization (“EBITDA”) for The Wendy’s Company for the three months ended April 3, 2011 and April 4, 2010 and for the year ended January 2, 2011 is being furnished as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section.  Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of The Wendy’s Company or Wendy’s Restaurants, LLC under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information

The unaudited pro forma condensed consolidated balance sheets as of April 3, 2011 and unaudited pro forma condensed consolidated statements of operations of each of The Wendy’s Company and Wendy’s Restaurants, LLC for the three months ended April 3, 2011 and April 4, 2010 and the years ended January 2, 2011, January 3, 2010, and December 28, 2008, including combined notes to the unaudited pro forma condensed consolidated financial statements, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d)     Exhibits

Exhibit No.	Description
2.1
Purchase and Sale Agreement, dated as of June 13, 2011, by and among Wendy’s/Arby’s Restaurants, LLC, ARG Holding Corporation and ARG IH Corporation, incorporated herein by reference to Exhibit 2.1 of the Wendy’s/Arby’s Group, Inc. and Wendy’s/Arby’s Restaurants, LLC Current Reports on Form 8-K filed on June 13, 2011 (SEC file nos. 001-02207 and 333-16161, respectively.)

2.2	Closing letter dated as of July 1, 2011 by and among Wendy’s/Arby’s Restaurants, LLC, ARG Holding Corporation, ARG IH Corporation, and Roark Capital Partners II, LP.
99.1
Reconciliation of pro forma earnings before interest, taxes, depreciation and amortization for The Wendy’s Company for the three months ended April 3, 2011 and April 4, 2010 and the year ended January 2, 2011.

99.2
Unaudited pro forma condensed consolidated balance sheets as of April 3, 2011 and unaudited pro forma condensed consolidated statements of operations of each of The Wendy’s Company and Wendy’s Restaurants, LLC for the three months ended April 3, 2011 and April 4, 2010 and the years ended January 2, 2011, January 3, 2010, and December 28, 2008, including combined notes to the unaudited pro forma condensed consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WENDY’S COMPANY (Registrant)
Date: July 8, 2011	By: /s/Stephen E. Hare
Stephen E. Hare
Senior Vice President and
Chief Financial Officer

WENDY’S RESTAURANTS, LLC (Registrant)
Date: July 8, 2011	By: /s/Stephen E. Hare
Stephen E. Hare
Senior Vice President and
Chief Financial Officer

Exhibit Index

EXHIBIT NO.	DESCRIPTION
2.1
Purchase and Sale Agreement, dated as of June 13, 2011, by and among Wendy’s/Arby’s Restaurants, LLC, ARG Holding Corporation and ARG IH Corporation, incorporated herein by reference to Exhibit 2.1 of the Wendy’s/Arby’s Group, Inc. and Wendy’s/Arby’s Restaurants, LLC Current Reports on Form 8-K filed on June 13, 2011 (SEC file nos. 001-02207 and 333-16161, respectively.)

2.2	Closing letter dated as of July 1, 2011 by and among Wendy’s/Arby’s Restaurants, LLC, ARG Holding Corporation, ARG IH Corporation, and Roark Capital Partners II, LP.
99.1
Reconciliation of pro forma earnings before interest, taxes, depreciation and amortization for The Wendy’s Company for the three months ended April 3, 2011 and April 4, 2010 and the year ended January 2, 2011.

99.2
Unaudited pro forma condensed consolidated balance sheets as of April 3, 2011 and unaudited pro forma condensed consolidated statements of operations of The Wendy’s Company for the three months ended April 3, 2011 and April 4, 2010 and the years ended January 2, 2011, January 3, 2010, and December 28, 2008, including combined notes to the unaudited pro forma condensed consolidated financial statements.

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